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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THOMAS GROUP, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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THOMAS GROUP, INC.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 26, 2008

To the Holders of Common Stock of Thomas Group, Inc.:

        The 2008 Annual Meeting of Stockholders of Thomas Group, Inc. will be held at our executive offices located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039, on Thursday, June 26, 2008 at 10:00 a.m., Dallas, Texas time, for the following purposes:

  (1)
  To elect five persons to serve as directors until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

  (2)
  To ratify the appointment of Hein & Associates LLP as our independent auditors for the fiscal year ending December 31, 2008;

  (3)
  To consider and vote upon a proposal to approve, adopt and ratify the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.; and

  (4)
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on May 1, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record on the record date are entitled to vote on matters coming before the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained in our offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, for ten days prior to the Annual Meeting.

        Please advise our transfer agent, Computershare Trust Company, N.A., PO Box 43070, Providence, Rhode Island 02940-3070, telephone in the United States (800) 962-4284 or (303) 262-0600, or fax (303) 262-0700, of any change in your address.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the envelope provided, which requires no postage if mailed within the United States.

        If you receive more than one proxy card because your shares are registered in different names or at different addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. All registered holders should sign the proxy card exactly as the shares are registered. Any person giving a proxy has the power to revoke it at any time prior to the voting of the proxy and, if you are present at the Annual Meeting, you may withdraw your proxy and vote in person.

By Order of the Board of Directors,
EARLE STEINBERG President and Chief Executive Officer
Irving, Texas April 29, 2008

THOMAS GROUP, INC.
5221 N. O'Connor Boulevard
Suite 500
Irving, Texas 75039-3714

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 26, 2008

Solicitation of Proxies

        The Board of Directors of Thomas Group, Inc. is soliciting proxies in connection with the Annual Meeting of Stockholders to be held on June 26, 2008. This proxy statement and the enclosed proxy card are initially being mailed on or about May 23, 2008 to stockholders entitled to vote at the Annual Meeting.

Matters to be Acted Upon at the Meeting

        As stated in the notice to which this proxy statement is attached, the following matters are to be acted upon at the Annual Meeting:

  •
  the election to the Board of Directors of five persons to serve as directors until our 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

  •
  the ratification of the appointment of Hein & Associates LLP as our independent auditors for the fiscal year ending December 31, 2008;

  •
  the consideration and voting upon a proposal to approve, adopt and ratify the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.; and

  •
  the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Management does not intend to present any business at the Annual Meeting for a vote, other than the matters in the notice, and has no information that others will do so. If other matters requiring a vote of the stockholders are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

Record Date and Shares Outstanding

        All holders of record of shares of our common stock, par value $.01 per share, at the close of business on May 1, 2008, the record date established by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 15, 2008, we had outstanding 11,114,056 shares of common stock. Each share of common stock is entitled to one vote.

Quorum and Voting

        The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, stockholders entitled to vote and present either in person or represented by proxy at the Annual Meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies held by them for an adjournment. If your shares of common stock are withheld in the election of the nominees for director, however, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the Annual Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum is present, is required for the election of directors.

        With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect on the outcome of the matters to be acted upon at the meeting. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the matters to be acted upon at the meeting. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the matters to be acted upon at the meeting.

Voting by Proxy

        The shares of common stock represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

  •
  FOR the five nominees to our Board of Directors named in this proxy statement;

  •
  FOR the ratification of the appointment of Hein & Associates LLP as independent auditors for the fiscal year ending December 31, 2008;

  •
  FOR the approval, adoption and ratification of the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.; and

  •
  at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

        Any stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked by (1) providing a written notice of revocation duly signed and delivered to our Secretary prior to the voting of the proxy, (2) executing a later-dated proxy, or (3) voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a later-dated proxy will not constitute revocation of a proxy).

Expenses of Proxy Solicitation

        We will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of our officers and regular employees may solicit proxies personally or by telephone, if deemed necessary. We will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares, which are held of record by the brokers and fiduciaries, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. We may elect to hire a proxy solicitor to solicit proxies for the annual meeting. We estimate the fees and expenses of a proxy solicitor, if any is retained, to be approximately $5,000.

CORPORATE GOVERNANCE

Corporate Governance Materials

        We are committed to good corporate governance and to effective communication with our stockholders. The roles, duties and responsibilities of each committee of our Board of Directors are summarized below. To ensure that our stockholders have access to our governing documents, we provide copies of our Certificate of Incorporation, Bylaws, Code of Business Conduct and Ethics and the charters of our Compensation and Corporate Governance Committee and our Audit Committee to any stockholder who requests them by writing to our Investor Relations Department at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714. Please see the Corporate Governance page of our website at www.thomasgroup.com for future updates to these documents. Information contained on our website is not incorporated into this proxy statement and does not constitute a part of this proxy statement.

Board of Directors; Director Independence

        Our Board of Directors currently consists of five members, each of whom will stand for reelection at our 2008 Annual Meeting of Stockholders. Our Board of Directors has determined that three of our five directors, Edward P. Evans, Dorsey R. Gardner and David B. Mathis, are independent in accordance with the rules of The NASDAQ Stock Market.

Board Meetings; Annual Meeting Attendance

        During 2007, our Board of Directors met 18 times and acted a number of times by unanimous written consent. Each director attended at least 75% of these Board of Directors meetings and at least 75% of the meetings of each committee on which he served. Members of our Board of Directors are encouraged to attend our Annual Meeting. Last year all members of the Board of Directors attended our Annual Meeting. Each member of our Board of Directors has indicated his intent to attend the 2008 Annual Meeting of Stockholders.

Board Committees

        Our Bylaws authorize the Board of Directors to appoint such committees as it deems advisable, with each committee having the authority to perform duties determined by the Board of Directors.

        Our Board of Directors currently has two standing committees, to which it has delegated certain duties and responsibilities. The two standing committees are the Audit Committee and the Compensation and Corporate Governance Committee.

  Audit Committee

        Messrs. Evans, Gardner and Mathis are the current members of the Audit Committee of our Board of Directors. Mr. Evans and Mr. Gardner became members of the Audit Committee in 2005. Mr. Mathis became a member of the Audit Committee in 1998. Mr. Gardner serves as Chairman of the Audit Committee. The Audit Committee met five times during 2007.

        The Audit Committee monitors and makes recommendations to our Board of Directors on matters pertaining to our financial management. In addition, the Audit Committee has the following duties and responsibilities:

  •
  monitoring the adequacy and effectiveness of the internal and external audit functions, control systems, financial accounting and reporting;

  •
  reviewing our financial performance and cash flow;

  •
  making recommendations on financial matters such as capital expenditures and dividend policy;

  •
  appointing and monitoring our independent auditors;

  •
  reviewing and pre-approving audit and non-audit services provided by our independent auditors;

  •
  investigating any matters brought to its attention within the scope of its duties; and

  •
  overseeing adherence to applicable legal, ethical and regulatory requirements.

        For more information about our Audit Committee, see the "Report of the Audit Committee of the Board of Directors". The Audit Committee operates pursuant to a charter adopted by our Board of Directors. This charter is available on the Corporate Governance page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that each member of the Audit Committee who served during 2007 is "independent" as defined under NASDAQ Marketplace Rule 4200(a)(15), met the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as well as the requirements of NASDAQ Marketplace Rule 4350(d)(2), including a determination that each member is financially literate. Our Board of Directors has determined that Mr. Gardner qualifies as a "financial expert" as defined by the rules of the Securities and Exchange Commission.

  Compensation and Corporate Governance Committee

        Mr. Evans, Mr. Gardner and Mr. Mathis are the current members of the Compensation and Corporate Governance Committee. Mr. Evans and Mr. Gardner became members of the Compensation and Corporate Governance Committee in 2005. Mr. Mathis became a member of the Compensation and Corporate Governance Committee in 1998. Mr. Evans serves as Chairman of the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee met once during 2007.

        The Compensation and Corporate Governance Committee functions as both our compensation committee and our nominating committee and has, among others, the following duties and responsibilities:

  •
  determining appropriate qualifications for membership on our Board of Directors;

  •
  reviewing and evaluating new candidates for election to our Board of Directors;

  •
  reviewing and evaluating individual performance of members of our Board of Directors;

  •
  recommending to our Board of Directors the size and composition of our Board of Directors and the number and schedule of Board of Directors meetings;

  •
  recommending to our Board of Directors all committee assignments;

  •
  reviewing and evaluating the effectiveness of communication between management and our Board of Directors;

  •
  reviewing management's recommended slate of officers for election by our Board of Directors;

  •
  establishing an executive compensation policy, including the determination of annual and long-term compensation of our executive officers;

  •
  reviewing the compensation of directors and members of committees of our Board of Directors; and

  •
  administering our employee and director incentive plans.

        The Compensation and Corporate Governance Committee operates pursuant to a charter adopted by our Board of Directors in June 2005. This charter is available on the Corporate Governance page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that each member of the Compensation and Corporate Governance Committee is an "outside director," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Board of Directors has also determined that the members of the Compensation and Corporate Governance Committee who served during 2007, with the exception of General Chain (who was a member of the Compensation and Corporate Governance Committee until June 26, 2007), are "independent" as defined under NASDAQ Marketplace Rule 4200(a)(15). As a result of exceptional and limited circumstances, our Board of Directors determined that General Chain's membership on the Compensation and Corporate Governance Committee was in our best interests and that of our stockholders. In accordance with the two year limitation provided by NASDAQ Marketplace Rules 4350(c)(3)(C) and 4350(c)(4)(C), General Chain served on the Compensation and Corporate Governance Committee until June 26, 2007.

  Strategic Planning Committee

        On April 24, 2008, our Board of Directors disbanded the Strategic Planning Committee. The Strategic Planning Committee met once during 2007. The Strategic Planning Committee studied issues related to our operations and external factors which may have affected our future performance and made recommendations to the Board of Directors regarding our future direction. Such issues will now be considered by the full Board of Directors.

Stockholder Nominations for Directors

        As discussed above, our Board of Directors has a standing Compensation and Corporate Governance Committee which operates pursuant to a written charter that includes policies governing the director nomination process. In addition, our Bylaws provide that a stockholder may nominate a person for election as a director at an annual meeting of stockholders if written notice of the stockholder's intent to make the nomination has been given to our Secretary not less than 30 days but not more than 60 days prior to the stockholder meeting, or, if later, the tenth day following the first public announcement of the date of the annual meeting of stockholders.

        This Bylaw provision also requires that any such notice set forth, among other things, the name and address of the stockholder giving the notice, as it appears on our books and records, and the class and number of shares of our capital stock owned by such stockholder. The notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Compensation and Corporate Governance Committee of the Board of

Directors. Such notice must also be accompanied by the written consent of the proposed nominee to the naming of that person in the proxy statement for such year's annual meeting as a nominee and to serve as a director if elected. If the chairman of the annual meeting of stockholders shall determine that a nomination has not been made in accordance with these procedures, the chairman shall so declare to the annual meeting of stockholders and the defective nomination shall be disregarded. With the exception of the nominations by General Chain and Mr. Evans as described in this section below, no stockholder has nominated a candidate for election to the Board of Directors at the annual meeting.

        If a stockholder meets the requirements and follows the procedures of the Bylaws to propose a nominee, the Compensation and Corporate Governance Committee of the Board of Directors will determine whether such proposed nominee holds qualifications necessary to serve as a member of the Board of Directors. If the Compensation and Corporate Governance Committee determines that such nominee is qualified, it will personally interview that nominee, and if appropriate, arrange to have members of management interview such nominee. Preferred candidates would display the highest personal and professional character and integrity and have outstanding records of accomplishment in diverse fields of endeavor. Candidates should have demonstrated exceptional ability and judgment and have substantial expertise in their particular fields. Candidates with experience relevant to our business would be preferred. The Board of Directors, upon evaluation and review of the candidates recommended by the Compensation and Corporate Governance Committee, will determine whom to recommend to the stockholders for election at an annual meeting of stockholders. The Board of Directors uses the same criteria for evaluating nominees recommended by stockholders as for those referred by management or any other director. We do not pay and do not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

        Pursuant to an Amended and Restated Note and Warrant Purchase Agreement dated October 17, 2002, as amended effective December 4, 2006 and February 19, 2008, we and our two largest stockholders, Edward P. Evans and General John T. Chain, Jr., agreed to set the size of our Board of Directors at five members. The size of our Board of Directors may not be changed until the earlier of (i) the first date on which each of General Chain and Mr. Evans beneficially own less than 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders.

        Pursuant to the same agreement, General Chain has the right to designate nominees to fill three of the five director positions on our Board of Directors until the earlier of (i) the first date on which General Chain is no longer the beneficial owner of at least 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders. General Chain has agreed that one of his designees will always be our then-current Executive Chairman and one of his designated nominees will always be himself. If the position of Executive Chairman is vacant, General Chain's designee will be our then-current President and Chief Executive Officer. Pursuant to the same agreement, Mr. Evans has the right to designate nominees to fill two of the five director positions on our Board of Directors until the earlier of (i) the first date on which Mr. Evans is no longer the beneficial owner of at least 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders. Mr. Evans has agreed that one of his designated nominees will always be himself.

        These nomination rights will be applied consistent with, and will be subject to, the Nasdaq, Securities and Exchange Commission and committee charter requirements for director independence, director financial and accounting experience and director nomination process. The rights granted to General Chain and Mr. Evans are personal and may not be transferred or assigned to any third party and such rights would automatically expire as to each such stockholder upon his respective death or legal disability.

        Pursuant to these rights, General Chain has nominated himself, Mr. David B. Mathis and our Executive Chairman, Mr. Michael E. McGrath and Mr. Evans has nominated himself and Mr. Dorsey R. Gardner.

Stockholder Communications with Directors

        Stockholders may communicate with any and all members of the Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board of Directors) at the following address and fax number:

        Name of Director(s)
c/o Secretary
Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714
Fax: (972) 443-1742

        The Secretary will forward all communications to the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Secretary may, in his or her discretion, forward only representative correspondence.

Code of Ethics

        We have adopted a "code of ethics," as defined in Item 406(b) of Regulation S-K. Our code of ethics, known as our Code of Business Conduct and Ethics, applies to all our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and also applies to all members of our Board of Directors. We have posted our Code of Business Conduct and Ethics on the Corporate Governance page of our website, www.thomasgroup.com. In addition, we intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.thomasgroup.com.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation and Corporate Governance Committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee. None of our executive officers served as a director of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as one of our directors.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors that shall constitute the entire Board of Directors shall not be less than one and shall be fixed from time to time exclusively by the Board of Directors. The Board of Directors has set the number of directors at five. The five nominees for director listed below will stand for election at the 2008 Annual Meeting of Stockholders for a one year term to hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal. Three of the nominees for director, Messrs. Evans, Gardner and Mathis, are "independent" in accordance with the rules of the NASDAQ Stock Market.

        The following table sets forth certain information as to the nominees for directors. Additional biographical information with respect to each of these nominees is set forth below beginning on page 14 under the heading "Executive Officers and Directors."

Name	Age	Positions and Offices	Director Since
Michael E. McGrath	58	Executive Chairman	2008
John T. Chain, Jr.	73	Director	1995
Edward P. Evans	66	Director	2005
Dorsey R. Gardner	65	Director	2005
David B. Mathis	70	Director	1998

        While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

        The Board of Directors unanimously recommends that you vote FOR election of each of the five nominees. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        Our Audit Committee has appointed Hein & Associates LLP to audit our annual financial statements for the year ending December 31, 2008. Hein & Associates LLP audited our financial statements for 2007.

        Representatives of Hein & Associates LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

        The proposal to ratify the appointment of Hein & Associates LLP will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.

        The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Hein & Associates LLP. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

PROPOSAL NUMBER 3

APPROVAL, ADOPTION, AND RATIFICATION OF THE 2008 OMNIBUS STOCK
AND INCENTIVE PLAN FORTHOMAS GROUP, INC.

        Our Board of Directors believes that it is important to have equity-based incentives available to attract and retain qualified employees and independent contractors who are essential to our success and that it is important to link the interests and efforts of such persons to the long-term interests of our stockholders. Accordingly, on March 1, 2008, our Board of Directors adopted the 2008 Omnibus Stock and Incentive Plan (which we refer to as the "2008 Plan").

        Section 162(m) of the Internal Revenue Code places a $1,000,000 limit on the income tax deduction that may be taken by publicly held corporations for compensation paid to the chief executive officer and the three other most highly compensated officers unless such compensation is based on the attainment of objective performance goals established in advance by a committee of two or more outside directors and the material terms of the plan under which the compensation is to be paid are disclosed to and approved by the stockholders. Our Compensation and Corporate Governance Committee is composed of "outside directors" as such term is defined under Section 162(m). In order to comply with the requirements of Section 162(m) and certain other legal and regulatory requirements, we are requesting the approval, adoption and ratification of the 2008 Plan by our stockholders.

Description of the Plan

Administration

        The 2008 Plan is administered by the Compensation and Corporate Governance Committee of the Board of Directors, except that the Compensation and Corporate Governance Committee may designate one or more persons as "administrators" who may carry out nondiscretionary duties with respect to the 2008 Plan and awards made thereunder.

        The Compensation and Corporate Governance Committee has the sole authority to interpret the 2008 Plan and to make rules and regulations relating to the 2008 Plan, to select participants, to establish the terms and conditions of awards and to grant awards.

Eligible Participants

        Awards may be granted under the 2008 Plan to our employees, officers or consultants or any employees, officers or consultants of our subsidiaries. As of April 15, 2008, approximately 115 persons were eligible to participate in the 2008 Plan. The Compensation and Corporate Governance Committee has the sole discretion to select the recipients of, and to establish the nature and size of, awards granted under the 2008 Plan.

Common Stock Subject to 2008 Plan

        A maximum of 1,000,000 shares of common stock is available for issuance under the 2008 Plan. The shares of common stock that may be issued under the 2008 Plan may be treasury shares or may consist of authorized but unissued shares of our common stock. To the extent some or all of the shares underlying any award under the 2008 Plan are not issued because the award expires, is terminated or does not fully vest, such shares again will be available for issuance under the 2008 Plan.

Types of Awards

        The 2008 Plan provides a means for us to grant awards to eligible participants in the form of options, restricted shares, performance awards and stock appreciation rights.

Options

        The 2008 Plan provides for the grant of options to acquire shares of our common stock. Grants of such options shall take the form of either incentive stock options (which we refer to as "ISOs") or non-qualified stock options.

  Limitations on Option Grants; Term of Options

        The shares of common stock underlying ISOs granted to any single participant and exercisable for the first time during a calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000. Any portion of an option designated as an ISO that is in excess of this $100,000 limit will, notwithstanding such designation, be a non-qualified stock option. Options will be exercisable during a period determined by the Compensation and Corporate Governance Committee, but not more than ten years from the date of grant. However, an option granted to an employee who owns shares of common stock possessing more than 10% of the voting power of all of our outstanding securities, also referred to as a "10% Owner," will not be exercisable more than five years after the grant date.

        No person whose compensation may be subject to the limitations on deductibility under Section 162(m) may receive options to purchase more than 700,000 shares of common stock in any fiscal year.

  Option Exercise Price

        The exercise price of each option will be determined by the Compensation and Corporate Governance Committee and must be at least 100% of the fair market value on the grant date of the shares of common stock issuable on exercise of the option. However, an ISO granted to a 10% Owner must have an exercise price of at least 110% of the fair market value on the grant date of the shares of common stock issuable on exercise of the ISO. For purposes of the 2008 Plan, the fair market value of a share of common stock on a particular date will be the closing price on the Nasdaq Global Market on that date or, if the market is closed for trading on that date, the closing price on the most recent date on which trading was open.

  Exercise of Options

        Options will vest and become exercisable according to the terms of the option grant.

        Options may be exercised only after the administrator has received a written notice of exercise as required by the option award agreement and the 2008 Plan and payment of the full exercise price plus any additional amounts for any required withholding taxes.

        If an option holder's employment is terminated for any reason other than death, disability or for cause, such holder will have 90 days to exercise his options, and on the 90th day following termination of his employment, the unexercised portions of his options will terminate. If an option holder dies or becomes disabled, his options will terminate on the earlier of (i) the 180th day following termination of employment or (ii) the last day of the term of the option. If an option holder's employment is terminated for cause, such holder's unexercised options will terminate immediately on the date his employment is terminated.

Restricted Share Awards

        The 2008 Plan provides for the grant of restricted shares, which are shares of our common stock that are subject to certain restrictions under the 2008 Plan. Participants who hold restricted shares do not enjoy all the rights and privileges of holders of unrestricted shares until the terms and conditions of the restricted share award are satisfied. After such time, the participants shall have all rights, powers and privileges of a holder of unrestricted shares, except that such shares are not transferable until they are delivered to such participant. Grants of restricted shares are for little or no cash consideration.

  Limitations on Restricted Shares

        The restrictions on shares of common stock granted pursuant to a restricted share award will remain in effect for the period of time specified in the award, and will lapse in whole, or in installments, over a period of time selected by the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee may accelerate the date on which the restrictions lapse. The Compensation and Corporate Governance Committee will determine whether the holder of the restricted shares shall have the right to vote restricted shares and the extent, if any, of such participant's right to receive dividends and similar distributions.

        During the restricted period, certificates representing the restricted shares will be registered in the participant's name and bear a restrictive legend disclosing the restrictions, the existence of the 2008 Plan and the existence of the restricted share award. The certificates will be deposited by the participant with us, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to us of all or any portion of the restricted shares that become forfeited according to the terms of the restricted share award agreement.

Performance Awards

        The 2008 Plan provides for the grant of performance awards, which are awards that are expressly contingent on the achievement of established performance measures over a certain period of time. A grant of performance awards may, in the Compensation and Corporate Governance Committee's discretion, be settled in common stock, cash or a combination of stock and cash.

  Limitations on Performance Awards

        The cash portion of any performance award granted to a participant may not exceed $1,000,000 and the common stock portion may not exceed 700,000 shares in a calendar year.

  Performance Criteria

        The Compensation and Corporate Governance Committee will select the performance measures that will be required to be satisfied in order to earn the performance award. The performance measures, and the duration of any performance period in which the measures have to be met, may differ with respect to each participant, or with respect to separate performance awards issued to the same participant. Such performance measures may include stock price, earnings per share, return on average common equity, pre-tax income, pre-tax operating income, net revenue, net income or profits before taxes, the fair market value of our stock, our net asset value or net asset value per share, reductions in our operating costs, or other similar measures as the Compensation and Corporate Governance Committee may select from time to time. The selected performance measures, the performance periods, and any other conditions to our obligation to pay a performance award will be set forth in each performance award agreement prior to the earliest of (i) the 90th day of the selected performance period, (ii) the first date on which more than 25% of the performance period has elapsed and (iii) the first date, if any, on which satisfaction of the performance measure is no longer substantially uncertain. The extent to which any performance measure has been achieved will be determined by the Compensation and Corporate Governance Committee.

  Payment of Performance Awards

        Performance awards may be payable in a single payment or in installments as specified in the applicable award agreement, but may not be paid in whole or in part prior to the date on which the performance measures are attained, except that payment may be accelerated upon the death or disability of the participant or as a result of a change in control. If any such acceleration event occurs prior to the satisfaction of the performance measures, the performance award will not be exempt from the Section 162(m) limits on income tax deductibility.

Stock Appreciation Rights (SARs)

        The 2008 Plan provides for the grant of stock appreciation rights, or SARs, with respect to common stock either on a standalone basis or in tandem with other awards. If granted in tandem, an SAR must be granted on the date of grant of the related award. Upon exercising an SAR, the holder will receive shares of common stock having a fair market value equal to the product of (1) the excess of (A) the fair market value of a share of our common stock on the date of exercise, over (B) (x) the option price per share of common stock of the related option if the SAR is granted in tandem with an option, (y) the fair market value of a share of common stock on the date of grant if the SAR is granted in tandem with a performance award, or (z) the fair market value of a share on the date of grant if the SAR is granted by itself with respect to a designated number of shares of common stock, in each case multiplied by (2) the number of shares of common stock with respect to which the SAR is being exercised.

  Limitations on SARs

        The grant of a SAR does not give the holder any rights as a stockholder.

  Exercise of SARs

        To exercise a SAR, the participant must send written notice of exercise specifying the SAR to be exercised and the number of shares being exercised to our corporate secretary. In addition, if requested, the participant must provide us with the relevant SAR award agreement and, if applicable, the related option agreement or related performance award agreement and our corporate secretary will endorse or cause to be endorsed thereon a notation of the exercise and, if less than all of the shares are exercised, return such agreements to the participant.

        A SAR may be exercised only if and to the extent permitted under the terms of the relevant award agreement. If a SAR is granted in tandem with a stock option award, it is exercisable only when the related option is eligible to be exercised and upon the exercise or termination of the related option. If a SAR is granted in tandem with a performance award, it is exercisable only in connection with the payment or termination of the related performance award.

        With respect to a holder who, on the date of a proposed SAR exercise, is an officer, the proposed exercise may only occur as permitted by the applicable rules promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934.

Effectiveness of Awards

        The Compensation and Corporate Governance Committee has the authority to condition any individual award agreement issued pursuant to the 2008 Plan on stockholder approval in order for such award to become effective.

Transferability of Awards

        All awards may be transferred by will or the laws or descent and distribution, or pursuant to a domestic relations order, and, except for ISOs, to the extent expressly provided in an award agreement, to members of the participant's immediate family, to trusts for such immediate family members, to partnerships whose only partners are such immediately family members, or to a person or other entity for which the participant is entitled to a deduction for a "charitable contribution" under the Internal Revenue Code; provided however that after such transfer, except for the right to exercise at the same time(s) and under the same conditions as the holder could exercise, the holder retains all of the rights, duties and obligations under the award.

Term, Amendment and Termination of 2008 Plan

        The 2008 Plan will terminate on March 1, 2018, unless terminated earlier by the Board of Directors.

        The Board of Directors or the Compensation and Corporate Governance Committee (subject to the prior written authorization of the Board of Directors) may, from time to time, amend the 2008 Plan or any award made thereunder; provided that no amendment may, without approval by the stockholders, (a) increase the number of shares reserved under the 2008 Plan or change the class of persons eligible to participate, (b) permit the granting of awards which expire beyond the maximum 10-year period or (c) make any change for which applicable law or regulatory authority (including Nasdaq) would require stockholder approval or for which stockholder approval would be required under Section 162(m) of the Internal Revenue Code. Further, no amendment or suspension of the 2008 Plan or any award issued thereunder shall, except as specifically permitted in the 2008 Plan or under the terms of the award, substantially impair any award previously granted to any participant without the consent of the participant.

Change in Control

        If we experience a change in control, the Compensation and Corporate Governance Committee may provide, in its sole discretion, that an award under the 2008 Plan will become fully vested and exercisable. Furthermore, the Compensation and Corporate Governance Committee, in its sole discretion, may allow the award to be cashed out in whole or in part at a price per share equal to the greater of the highest price paid in any transaction reported on the Nasdaq Global Market or the highest price paid in connection with the change in control.

Federal Income Tax Consequences

        The following is a brief summary of the principal federal income tax consequences to us and participants in the 2008 Plan based on the current provisions of the Internal Revenue Code and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations. The 2008 Plan is intended to comply with Section 162(m) and Section 409A of the Internal Revenue Code.

ISOs

        A participant does not realize income on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not sell the common stock acquired within two years from the date of grant of the ISO or within one year from the exercise date (referred to as an "early sale"), the participant will not realize any ordinary income by reason of the exercise and we will not have a deduction by reason of either the grant or exercise. If the participant does not make an early sale, the participant's basis in the shares acquired upon exercise will be the exercise price, and upon the sale of the shares, the gain (or loss) will be long term capital gain (or loss). If a participant makes an early sale of the ISO shares, such participant will realize ordinary income at the time of sale which will equal the excess, if any, of (i) the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise (which for purposes of the 2008 Plan is presumed to be the closing price on the Nasdaq Global Market on such date), over (ii) the exercise price of the shares, and we will be entitled to a deduction in an amount equal to such ordinary income.

        Unless the participant makes an early sale during the year in which the ISO is exercised, the excess of the fair market value of the shares at the time the ISO is exercised over the exercise price will constitute an adjustment in computing the participant's alternative minimum taxable income under Section 56 of the Internal Revenue Code, and may result in the imposition of the "alternative minimum tax" under Section 55 of the Internal Revenue Code. The alternative minimum tax rules are complex, and each participant is advised to discuss possible application of this tax with his or her personal tax or investment adviser.

Non-Qualified Stock Options

        A participant does not recognize income on the date of grant of the non-qualified option, but the participant does recognize compensation income when the option is exercised equal to the amount by which the fair market value of the shares acquired exceeds the exercise price paid. We are entitled to a deduction in the year of exercise equal to the income recognized by the participant.

        The shares acquired upon exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date. The holding period for the common stock generally will begin on the date of exercise and, upon subsequent disposition of the shares, the participant will recognize capital gain (or loss) which will be long term or short term depending on the length of the holding period.

Restricted Share Awards

        Unless a participant makes an 83(b) election (see below), a participant does not recognize compensation income on the date of grant of a restricted share award or at any time during the period the restricted shares remain subject to restrictions (known as the "restricted period"). On the date the restrictions lapse (that is, when the shares become vested), the participant will realize compensation income equal to the fair market value of the shares on such date, and we will be entitled to a corresponding deduction. Any dividends payable on the restricted shares during the restricted period will also be treated as compensation income to the participant (and deductible by us) on the date paid.

        If a participant with restricted shares makes an election described in Section 83(b) of the Internal Revenue Code, such participant will recognize compensation income (and we will have a corresponding deduction) on the date of grant of the restricted share award based on the fair market value (without regard to the restrictions) of the restricted shares on the date of grant. Such 83(b) election will effectively end the restricted period for tax purposes. Accordingly, there will be no further tax consequences when the restrictions lapse. If a participant who has made the 83(b) election subsequently forfeits shares covered by the election, such participant will not be entitled to claim a loss for tax purposes, and we will be required to include as ordinary income the amount of the deduction originally claimed with respect to the shares.

SARs

        Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will we be entitled to a deduction at that time. Upon exercise of the SAR, the holder will recognize compensation income, and we generally will be entitled to a corresponding deduction, equal to the fair market value of the shares at that time.

Performance Awards

        The recipient of a performance award generally will recognize income at the time of receipt equal to the amount of cash and the fair market value of shares received, and we will be entitled to a corresponding deduction equal to the amount included in income by the recipient.

CIRCULAR 230 DISCLAIMER

        Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

        The following table sets forth certain information with respect to awards made pursuant to the 2008 Plan and are conditional upon stockholder approval of the 2008 Plan at 2008 annual meeting of stockholders.

Name and Position	Dollar Value (1)	Number of Units
James T. Taylor Former President and Chief Executive Officer	—	—
Michael E. McGrath(2) Executive Chairman	1,197,000	350,000
Earle Steinberg(3) President and Chief Executive Officer	1,178,000	380,000
Michael Barhydt Former Chief Financial Officer, Vice President, Treasurer and Secretary	—	—
Executive Group (4 persons)	2,375,000	730,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)
The Dollar Value of Mr. McGrath's awards made pursuant to the 2008 Plan was calculated using a share price of $3.42, which was the average market price of our common stock on the Nasdaq Global Market on February 29, 2008. The Dollar Value of Mr. Steinberg's award made pursuant to the 2008 Plan was calculated using a share price of $3.10, which was the average market price of our common stock on the Nasdaq Global Market on Mach 10, 2008.

(2)
Mr. McGrath was appointed by our Board of Directors as our Executive Chairman on February 19, 2008. On March 1, 2008, Mr. McGrath was awarded a Performance Share Award entitling him to up to 350,000 shares of the Company's common stock if certain conditions related to the Company's profitability are satisfied.

(3)
Mr. Steinberg was appointed by our Board of Directors as our President and Chief Executive Officer on March 1, 2008. On March 10, 2008, Mr. Steinberg was awarded a Performance Share Award entitling him to up to 380,000 shares of the Company's common stock if certain conditions related to the Company's profitability are satisfied.

        The proposal to approve, adopt and ratify the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc. will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.

        The Board of Directors unanimously recommends that you vote FOR ratification of the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

PRINCIPAL ACCOUNTING FEES AND SERVICES

        All of the services rendered to us by Hein & Associates LLP during 2007 were pre-approved by the Audit Committee. Hein & Associates LLP has provided services to us in the following categories and amounts:

	2007	2006
Audit Fees	$129,322	$103,783
Audit Related Fees	16,300	13,862
Tax Fees	—	—
All Other Fees	16,265	30,056

Total Fees	$161,887	$147,701

    (1)
    Audit Fees—These are fees for professional services performed by Hein & Associates LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

    (2)
    Audit Related Fees—These are fees for assurance and related services performed by Hein & Associates LLP that are reasonably related to the performance of the audit or review of our financial statements. This includes: employee benefit and compensation plan audits and attestations by Hein & Associates LLP that are not required by statute and consulting on financial accounting/reporting standards.

    (3)
    Tax Fees—These are fees for professional services performed by Hein & Associates LLP with respect to transferring tax information to PricewaterhouseCoopers LLP. There were no fees paid in 2007 and 2006.

    (4)
    All Other Fees—These are fees for other permissible work performed by Hein & Associates LLP that does not meet the above category descriptions. In 2007 and 2006, these fees related primarily to a review of our historical stock option granting practices.

Pre-Approval Policy

        The Audit Committee's pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

  General

        The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the chairman of the Audit Committee. Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

  Audit Services

        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

  Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor.

  Tax Services

        The Audit Committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice without impairing the auditor's independence.

  All Other Services

        The Audit Committee may grant pre-approval to those permissible non-audit services classified as "all other services" that it believes would not impair the independence of the auditor.

  Pre-Approval of Fee Levels

        Pre-approval of fee levels for all services to be provided by the independent auditor are established periodically by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee.

EXECUTIVE OFFICERS AND DIRECTORS

        The following biographical information is furnished with respect to each of our executive officers, directors and nominees for election as directors at the 2008 Annual Meeting of Stockholders. The information includes present position with the company, period served as director or officer, and other business experience.

        Earle Steinberg, 64, has been our President and CEO since March 2008. Mr. Steinberg has been a partner in the consulting firms Touche Ross, Coopers and Lybrand, Booz Allen and AT Kearney. At AT Kearney, Mr. Steinberg led the Americas Operations Practice. Mr. Steinberg also has served as President of EDS MRO Services and also President of SDE MRO Express. Mr. Steinberg holds a bachelor's degree in Psychology from Boston College, an MBA in Operations Management, an MDS in Statistical Theory and PhD in Quantitative Methods and Operations Management, all from Georgia State University.

        Michael E. McGrath, 58, has served as a member of our Board of Directors and has been our Executive Chairman since February 2008. Mr. McGrath served as a member of the i2 Technologies, Inc. board of directors since August 2004 and served as its chief executive officer and president from February 2005 through July 2007. In 1976, Mr. McGrath co-founded Pittiglio Rabin Todd & McGrath (PRTM), a leading management consulting firm to technology-based companies. He spent 28 years leading PRTM, retiring in July 2004. In addition to the i2 Technologies board of directors,

Mr. McGrath currently serves on the board of directors of Entrust, Inc. (ENTU), is chairman of the board of York Hospital, vice-chairman of St. Michaels College, and serves on the boards of directors of Sensable Technologies, Berwick Academy, and Aidmatrix Foundation. Prior to co-founding PRTM, Mr. McGrath worked for PricewaterhouseCoopers (PwC), Texas Instruments and McCormack & Dodge. Mr. McGrath holds a bachelor's degree in Computer Science and Management Science from Boston College and a master's in business administration from Harvard Business School.

        General (Retired) John T. Chain, Jr., 73, has served as a member of our Board of Directors since May 1995. He previously served as the Chairman of our Board of Directors from May 1998 until February 2008. He served as an Executive Vice President of Burlington Northern from 1991 to February 1996. He served as the President of Quarterdeck Equity Partners, Inc., an investor in the aerospace industry, from June 1996 to June 2001.General Chain is a member of the boards of directors of ConAgra Foods, Inc.. General Chain was the lead independent director of Northrop Grumman Corporation until 2007; and was the lead independent director of Reynolds American, until May 2008. He was a member of the board of directors of RJR Nabisco, Inc. (which became R.J. Reynolds Tobacco Holdings, Inc., or RJR) from 1994 until June 1999, a member of the board of directors of Nabisco Group Holdings Corp., the former parent of RJR, from 1994 to December 2000, and a member of the RJR board of directors from June 1999 through July 2004. General Chain was a director of Kemper insurance from 1995 until May 2007. From 1986 to 1991, he served as a General (Commander-in-Chief, the Strategic Air Command) in the United States Air Force.

        Edward P. Evans, 66, has served as a member of our Board of Directors since February 2005. Mr. Evans received his B.A. from Yale and received his MBA in business from Harvard. In addition to personal business investments, Mr. Evans has been Chairman and CEO of MacMillian, Inc., Missouri Portland Cement Company, Fansteel, Inc. and H.K. Porter, Inc. Mr. Evans serves as a member of the board of directors of HBD Industries, Inc., a manufacturer and supplier of a diverse line of general-purpose and application-engineered industrial products.

        Dorsey R. Gardner, 65, has served as a member of our Board of Directors since June 2005. Mr. Gardner has been the President at Kelso Management Company, Inc., an investment management company, since July 1980. Mr. Gardner has also been a General Partner at Hollybank Investments, LP, Thistle Investments, LP and Gattonside Investments, LLC (each a private investment fund) from 1994, 1999 and 2000, respectively, until 2002. Prior to 1994, Mr. Gardner spent 15 years at Fidelity Management & Research, including as a Vice-President from 1972 to 1980. Mr. Gardner serves as a member of the board of directors of Otologics, LLC and Crane Company.

        David B. Mathis, 70, has served as a member of our Board of Directors since June 1998. Mr. Mathis has served as Chairman of the Board and Chief Executive Officer of Kemper Insurance Companies, which has operations in commercial and personal insurance, risk management, and reinsurance, from 1990 to 2003, and remains as Chairman. Mr. Mathis has had a long career with Kemper since 1960 that has included executive assignments with both Kemper Insurance Companies and as Chief Executive Officer and Chairman of Kemper Corporation, its former publicly-owned affiliate. Mr. Mathis also serves on the board of directors of The Mosaic Company, and is also Chairman of the James S. Kemper Foundation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2008, by:

  •
  each of our directors;

  •
  each executive officer named in the Summary Compensation Table on page 20;

  •
  all of our executive officers and directors as a group; and

  •
  all persons who are known by us to be beneficial owners of 5% or more of our outstanding common stock.

Name and Address of Beneficial Owner	Shares Owned(1)		Percent of Class
Michael Barhydt	—	(2)	—
John T. Chain, Jr.	3,249,024	(3)	29%
Edward P. Evans	3,903,307	(4)	35%
Dorsey R. Gardner	370,320		3%
David B. Mathis	27,781	(5)	*
Michael E. McGrath	100,000	(6)	*
Earle Steinberg	—	(7)	—
James T. Taylor	345,959	(8)	3%
All Directors and Executive Officers as a group (8 persons)	7,996,391		72%

*
Indicates less than one percent (1%)

(1)
Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages shown are calculated based on 11,114,056 shares of common stock outstanding on April 15, 2008. The numbers and percentages shown include the shares actually owned as of April 15, 2008, and the shares that the identified person or group has the right to acquire within 60 days after that date. In calculating the percentage ownership, all shares that the identified person or group has the right to acquire within 60 days after April 15, 2008 upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other person or group. Except as otherwise noted, the address of the named individuals is 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714.

(2)
Excludes 10,000 shares of restricted stock granted under the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. that will not vest within 60 days of April 15, 2008.

(3)
Includes 6,093 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 15, 2008.

(4)
Consists of 3,107,789 shares held directly by Mr. Evans; 427,268 shares held by the Edward P. Evans Foundation; 128,250 shares held by Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA and 240,000 shares held by Mr. Evans, custodian for Merrick Gillies UGMA MA. Power to vote or dispose of shares held by the Edward P. Evans Foundation, Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA, and Mr. Evans, custodian for Merrick Gillies UGMA MA is held by Mr. Evans.

(5)
Includes 10,902 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 15, 2008.

(6)
Excludes 350,000 shares of restricted stock granted under the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc. that will not vest within 60 days of April 15, 2008.

(7)
Excludes 50,000 shares of restricted stock granted under the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. and 380,000 shares granted under the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc., none of which will vest within 60 days of April 15, 2008.

(8)
Includes 100,000 shares of restricted stock granted under the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. that will vest within 60 days of April 15, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires certain officers and directors and any persons who own more than 10% of our common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission. Based on our review of such forms furnished to us and written representations from reporting persons, except as set forth below, we believe that during fiscal 2007 all of such reporting persons complied with Section 16(a) filing requirements applicable to them. Form 4s were filed late for each of Messrs. James T. Taylor, David English and Terry D. Stinson to report one transaction each related to the vesting of restricted stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation information for the fiscal years 2006 and 2007 for (i) the individual who served as our chief executive officer during 2007 and (ii) the one other individual who served as an executive officer at the end of the 2007 fiscal year.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non- Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(2) (i)	Total ($) (j)

James T. Taylor(3) Chief Executive Officer, President and Director	2007 2006	500,000 435,000	— —	828,700 905,863	— —	100,000 303,000	— —	29,485 860,560	1,458,185 2,504,423

Michael Barhydt(4) Chief Financial Officer, Vice President, Treasurer and Secretary	2007	132,800	10,000	—	—	—	—	—	142,800

(1)
The amounts in columns (e) and (f) reflect the expense of equity-based awards recognized in our 2007 financial statement reporting of awards pursuant to equity compensation plans, in accordance with SFAS No. 123(R), and may include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are discussed in Note 1(r) and Note 13 to our audited financial statements for the fiscal year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on March 31, 2008.

(2)
The 2007 amounts include auto allowances of $10,800, 401(k) plan matching contributions of $10,250, and premiums paid for life insurance of $8,435 for Mr. Taylor. The 2006 amounts include auto allowances of $10,800, increase in the value of stock options of $210,910, 401(k) plan matching contributions of $5,000, increase in the value of stock appreciation rights for Mr. Taylor of $625,415, and premiums paid for life insurance of $8,435 for Mr. Taylor.

(3)
Mr. Taylor's employment with us ended effective April 18, 2008.

(4)
Mr. Barhydt was not an executive officer during the 2006 fiscal year. Mr. Barhydt's employment with us ended effective April 11, 2008.

Outstanding Equity Awards at Fiscal Year-End 2007

        The following table sets forth certain information with respect to equity awards outstanding at December 31, 2007.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

James T. Taylor(3) former Chief Executive Officer, President and Director	— —	— —	— —	— —	— —	— —	$ $	— —	200,000 200,000	(1) (2)	$ $	1,486,000 1,486,000	(1) (2)

Michael Barhydt(4) former Chief Financial Officer, Vice President, Treasurer and Secretary	—	—	—	—	—	—		$—	10,000	(1)		$74,300	(1)

(1)
Profit-based awards of 300,000 restricted shares were granted to Mr. Taylor in 2005 and 10,000 shares were granted to Mr. Barhydt in 2007. Restrictions on one-third of the restricted shares to be issued under each of these awards lapse (that is, such restricted shares become "vested") and such shares become issuable on the day our independent certified public accountants certify the relevant financial statements of each fiscal year in which we achieve at least a 15% increase in annual profit, as defined in the award, when compared to the greater of (a) the annual profit for 2005 or (b) the annual profit for the preceding year. Based on 2007 operating results certified by our independent registered accountants, no shares vested in 2007. The remaining shares remained eligible to vest based on future years' operating results. The value of both earned and unearned shares was calculated using a share price of $7.43, which was the closing market price of our stock on December 31, 2007. Due to Mr. Taylor's separation of employment under certain circumstances deemed to be an involuntary termination without cause Mr. Taylor became eligible for 100,000 additional shares pursuant to the terms of this profit-based award. We subsequently negotiated an arrangement with Mr. Taylor pursuant to which we made a lump sum payment to Mr. Taylor of $250,000 in lieu of the issuance of these 100,000 additional shares. All remaining unvested restricted shares were permanently forfeited.

(2)
Share price-based awards of 300,000 restricted shares were granted to Mr. Taylor in 2005. Such shares become "available" in 20,000 share increments, based on the lowest daily closing price per share of our stock during any given calendar quarter, beginning with the quarter ending December 31, 2005. Increments of 20,000 restricted shares become available shares if the lowest daily closing price during a calendar quarter is greater than a per share minimum price established pursuant a formula in the award. The initial minimum per share price under Mr. Taylor's award was $6.00. An additional 20,000 restricted shares become available for every incremental $1.00 the lowest daily closing price rises above the minimum share price then in effect pursuant to the award formula. Once a price threshold has been reached for a quarter, the shares remain "available" regardless of future decreases in the price of the stock. As of December 31, 2007, the lowest daily closing price for any given quarter since December 31, 2005 was $10.55, resulting in a cumulative total of 100,000 shares deemed "available" under the award. The restrictions on the "available" shares lapsed and such shares became vested shares on April 18, 2008 due to Mr. Taylor's separation of employment under circumstances deemed an involuntary termination without cause. The remaining 200,000 unvested restricted shares granted to Mr. Taylor were permanently forfeited.

(3)
Mr. Taylor's employment with us ended effective April 18, 2008.

(4)
Mr. Barhydt was not an executive officer during the 2006 fiscal year. Mr. Barhydt's employment with us ended effective April 11, 2008.

DIRECTOR COMPENSATION

        Directors who are employees of Thomas Group are not paid any fees or other compensation for service as members of the Board of Directors or any committee thereof. Mr. Taylor, our former President and Chief Executive Officer, was the only director who was an employee of Thomas Group during 2007, and his compensation is included above in the Summary Compensation Table. During 2007, each of our non-employee directors received an annual cash retainer of $25,000. General Chain, the former non-executive Chairman of the Board of Directors, received an additional $25,000 in cash for his service as Chairman during 2007. Payments are made to all non-employee directors quarterly.

Director Compensation Table

        The following table sets forth certain information with respect to our non-employee director compensation during the fiscal year ended December 31, 2007.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non- Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
John T. Chain, Jr.	$50,000	—	—	—	—	—	—
Edward P. Evans	$25,000	—	—	—	—	—	—
Dorsey R. Gardner	$25,000	—	—	—	—	—	—
David B. Mathis	$25,000	—	—	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of 2007, we have not been a participant in any transaction that involved more than $120,000 and in which any executive officer, director, nominee for director or 5% stockholder or any of their immediate family members had or will have a direct or indirect material interest. The preceding statement does not address compensation paid in connection with employment or service as a member of our Board of Directors.

        We believe that all transactions between us and our officers, directors, nominees, principal stockholders and other affiliates have been on terms no less favorable to us than could be obtained from unaffiliated third parties.

        While we have no formal written policy regarding review of related party transactions, the Audit Committee of our Board of Directors reviews all related party transactions for potential conflict of interest situations on an ongoing basis and approves any such transactions, including those types of transactions listed in Item 404 of Regulation S-K. Any such transaction may be approved alternatively by another independent body of the Board of Directors in accordance with NASDAQ Marketplace Rule 4350(h).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee is appointed by the Board of Directors and operates pursuant to a formal written charter that was amended and restated by the Board of Directors in April 2004. The Audit Committee charter provides that the Audit Committee shall have at least three directors, all of whom are independent as defined by the rules and regulations of the Securities and Exchange Commission and the rules of The NASDAQ Stock Market. The Board of Directors has determined that each of the members of the Audit Committee, Messrs. Evans, Gardner and Mathis, is independent. In addition, the Board of Directors has determined that Mr. Gardner is an "audit committee financial expert" as such term is defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee reviews the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, internal controls and the quality and integrity of the reporting process. The company's independent auditors are responsible for conducting an audit, and based on that audit, expressing an opinion on the company's consolidated financial statements.

        In this context, the Audit Committee has reviewed the audited consolidated financial statements and the quarterly condensed consolidated financial statements for 2007, and has discussed the financial statements with management and the company's independent auditors. The Audit Committee has discussed with the company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from the company's independent auditors the written disclosures and the letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with the company's independent auditors their independence from the company and its management. Additionally, the Audit Committee has recommended to the Board of Directors the selection of Hein & Associates LLP for the audit of the 2008 financial statements.

        The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the company's independent auditors included in their report on the company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards or that the company's independent accountants are in fact "independent."

        Based on the Audit Committee's discussions with management and Hein & Associates LLP, the Audit Committee's review of the representations of management, and the report of Hein & Associates LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the company's Annual Report on Form 10-K for the year ended December 31, 2007.

Respectfully submitted,
Audit Committee
Dorsey R. Gardner, Chairman Edward P. Evans David B. Mathis

        Pursuant to SEC rules, the foregoing Audit Committee Report is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

STOCKHOLDER PROPOSALS

        In order for stockholder proposals to receive consideration for inclusion in our Proxy Statement for our annual meeting of stockholders to take place in 2009, such proposals must be written, must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, and must be received at our offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039-3714, Attention: Secretary, by March 27, 2009.

        Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by us not less than 30 but not more than 60 days before the date of the meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws.

        We expect to hold our 2009 annual meeting on or about June 24, 2009. If you wish to submit a proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify us prior to March 27, 2009. If you do not notify us of your proposal by that date, we will exercise our discretionary voting power on that proposal.

        In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act of 1934 for the 2009 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by our Bylaws, then our proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

OTHER MATTERS

        The Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which includes financial statements, is enclosed with this Proxy Statement. The Annual Report does not form a part of this proxy statement or the materials for the solicitation of proxies to be voted at the annual meeting.

        A copy of our Annual Report on Form 10-K will be furnished at no charge to each person to whom a proxy statement is delivered upon receipt of a written request of such person addressed to Thomas Group, Inc., 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, telephone (972) 869-3400. We will also furnish such Annual Report on Form 10-K to any "beneficial owner" of such securities at no charge upon receipt of a written request, addressed to us, containing a good faith representation that, at the record date, such person was a beneficial owner of our securities entitled to vote at the annual meeting. Copies of any exhibit to the Annual Report on Form 10-K will be furnished upon the payment of a reasonable fee.

        Our Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

        Information contained in the proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

        Please mark, sign, date and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if the proxy card is mailed in the United States. A prompt return of your proxy card will be appreciated, as it will save the expense of further mailings.

By Order of the Board of Directors,
EARLE STEINBERG President and Chief Executive Officer
Irving, Texas April 29, 2008

Appendix A

2008
OMNIBUS STOCK AND INCENTIVE PLAN
FOR
THOMAS GROUP, INC.

TABLE OF CONTENTS

1.	Purpose		1
2.	Definitions		1
	(a)	"Administrator"	1
	(b)	"Agreed Price"	1
	(c)	"Applicable Laws"	1
	(d)	"Award"	1
	(e)	"Board"	1
	(f)	"Cause"	1
	(g)	"Change in Control"	1
	(h)	"Change in Control Price"	2
	(i)	"Code"	2
	(j)	"Committee"	2
	(k)	"Common Stock"	2
	(l)	"Company"	2
	(m)	"Consultant"	2
	(n)	"Date of Grant"	2
	(o)	"Director"	2
	(p)	"Disability"	2
	(q)	"Effective Date"	3
	(r)	"Eligible Person(s)"	3
	(s)	"Employee(s)"	3
	(t)	"Fair Market Value"	3
	(u)	"Holder"	3
	(v)	"Incentive Stock Option"	3
	(w)	"Non-Qualified Stock Option"	3
	(x)	"Option"	3
	(y)	"Option Price"	3
	(z)	"Performance Award"	3
	(aa)	"Performance Measures"	3
	(bb)	"Performance Period"	4
	(cc)	"Plan"	4
	(dd)	"Plan Year"	4
	(ee)	"Reserved Shares"	4
	(ff)	"Restriction(s)"	4
	(gg)	"Restricted Period"	4
	(hh)	"Restricted Shares"	4
	(ii)	"Restricted Share Award"	4
	(jj)	"Restricted Share Distributions"	4
	(kk)	"SAR"	4
	(ll)	"Share(s)"	4
	(mm)	"Shareholders"	4
	(nn)	"Spread"	4
	(oo)	"Separation"	4
	(pp)	"Subsidiary"	4
	(qq)	"1933 Act"	5
	(rr)	"1934 Act"	5
	(ss)	"Vested"	5
	(tt)	"10% Person"	5
3.	Award of Reserved Shares		5
4.	Conditions for Grant of Awards		5
5.	Grant of Options		6
6.	Option Price		6

7.	Exercise of Options	6
8.	Vesting of Award	7
9.	Termination of Option Period	7
10.	Acceleration	7
11.	Adjustment of Reserved Shares	8
12.	Transferability of Awards	9
13.	Issuance of Reserved Shares	9
14.	Exercise of Discretion and Administration of the Plan	10
15.	Tax Withholding	11
16.	Restricted Share Awards	11
17.	Performance Awards	12
18.	Stock Appreciation Rights	12
19.	Section 83(b) Election	13
20.	Interpretation	14
21.	Amendment and Discontinuation of the Plan	14
22.	Effective Date and Termination Date	14

2008 OMNIBUS STOCK AND INCENTIVE PLAN FOR

THOMAS GROUP, INC.

        1.    Purpose.    The purpose of this Plan is to advance the interests of Thomas Group, Inc., and increase Shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees and consultants, upon whose efforts and judgment its success is largely dependent.

        2.    Definitions.    As used herein, the following terms shall have the meaning indicated:

          (a)     "Administrator" shall mean the person(s) designated by the Committee to carry out nondiscretionary administrative duties with respect to the Plan and Awards.

          (b)     "Agreed Price" shall relate to the grant of an Award in the form of an SAR, and shall mean the value assigned to the Award's Reserved Shares which will form the basis for calculating the Spread on the date of exercise of the SAR, which assigned value shall be the Fair Market Value of such Reserved Shares on the Date of Grant.

          (c)     "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code; and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted.

          (d)     "Award" shall mean either an Option, an SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award; and provided, further, that references to Award shall be deemed to be references to the written agreement evidencing such Award, and provided, finally, without limitation, that unless expressly provided to the contrary in the terms of the Award, in the event of a conflict between the terms of the Plan and the terms of an Award, the terms of the Plan are controlling.

          (e)     "Board" shall mean the Board of Directors of the Company.

          (f)      "Cause" shall mean the occurrence of any one or more of the following: (i) Holder engages in any act of gross misconduct that is injurious to the Company or its business: (ii) Holder engages in any act of dishonesty, misconduct, fraud, misappropriation, embezzlement, theft, moral turpitude or the like; (iii) Holder refuses to perform the duties or responsibilities properly assigned to him by the Company, or the dereliction of duty by Holder; or (iv) a material breach or a violation by Holder of any material provision of Holder's employment agreement.

          (g)     "Change in Control" shall mean the first date, if any, upon which any of the following occurs:

            (1)   any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that the term "Person" shall not include (A) the Company, (B) any employee benefits plan of the Company, (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (D) a subsidiary of a corporation owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of voting securities of the Company, (E) any other person whose acquisitions of shares of voting securities is approved in advance by a majority of the Board, or (F) General John T. Chain, Jr. or Edward P. Evans;

            (2)   individuals who, as of March 1, 2008, constitute the Board (the "Incumbent Board") cease for any reason to constitute more than 50 percent of the members of the Board;

1

    provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's Shareholders was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board;

            (3)   Shareholders approve a merger, consolidation, or reorganization of the Company with or into another corporation or other legal person and, as a result of such merger, consolidation or reorganization, the holders of the Company's Shares immediately prior to such transaction do not have the same proportionate ownership of the common stock of the surviving entity immediately after such transaction;

            (4)   Shareholders approve a sale or disposition of all or substantially all of the Company's assets to any other corporation or other legal person and as a result of such transaction, the holders of the Company's Shares immediately prior to such transaction do not have the same proportionate ownership of the common stock of the surviving entity immediately after such transaction;

            (5)   Shareholders approve a plan of liquidation or dissolution of the Company;

            (6)   a public announcement is made of a tender or exchange offer by any Person for fifty percent or more of the outstanding voting securities of the Company, and the Board approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

            (7)   in a Title 11 Bankruptcy Proceeding, there is the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

          (h)     "Change in Control Price" shall mean the higher of (i) the highest price per Share paid in any transaction reported on the NASDAQ or such other exchange or market as is the principal trading market for the Shares, or (ii) the highest price per Share paid in any bona fide transaction related to a Change in Control, at any time during the 60 day period immediately preceding such occurrence; with such occurrence date to be determined by the Committee.

          (i)      "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

          (j)      "Committee" shall mean the Compensation and Corporate Governance Committee of the Board, provided, further, that in granting Performance Awards, Committee shall refer to only those members of the Compensation and Corporate Governance Committee who are "Outside Directors" within the meaning of Section 162(m) of the Code.

          (k)     "Common Stock" shall mean the common stock, par value $.01 per Share, of the Company.

          (l)      "Company" shall mean the Thomas Group, Inc.

          (m)    "Consultant" shall mean, any person or entity who or which is engaged by the Company or a Subsidiary to render consulting services and is compensated for such consulting services, and meets the definition of "employee" as set forth in the instructions to Form S-8 Registration Statement under the 1933 Act.

          (n)     "Date of Grant" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably practicable, by written notice to the Eligible Person receiving the Award.

          (o)     "Director" shall mean a member of the Board of the Company.

          (p)     "Disability" shall mean a Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such

2

  medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company; provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self inflicted wound.

          (q)     "Effective Date" shall mean March 1, 2008.

          (r)     "Eligible Person(s)" shall mean those persons or entities, as applicable, who are Employees, or Consultants.

          (s)     "Employee(s)" shall mean each person who is designated as an employee on the books of the Company, including, without limitation, persons so designated who are employed by a Subsidiary.

          (t)      "Fair Market Value" per Share shall be determined by the Committee and, on the date of reference, shall be the Closing Price on such date, provided, further, that if the actual transaction involving the Shares occurs at a time when the NASDAQ National Market System ("NASDAQ") (or other exchange on which Shares are traded) is closed for regular trading, then it shall be the most recent Closing Price; provided, further, that "Closing Price" means the closing price of the Shares on the NASDAQ as reported in any newspaper of general circulation, or in the absence of such report, as reflected on the records of the system on which the Shares are reported or quoted.

          (u)     "Holder" shall mean, at each time of reference, each person with respect to whom an Award is in effect; provided, further, that following the death of a Holder, it shall refer to the person who succeeds to the rights of such Holder.

          (v)     "Incentive Stock Option" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

          (w)    "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (x)     "Option" (when capitalized) shall mean the grant of the right to purchase Reserved Shares through the payment of the Option Price and taking the form of either an Incentive Stock Option or a Non-Qualified Stock Option; except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-Qualified Stock Option provisions.

          (y)     "Option Price" shall mean the price per Reserved Share which is required to be paid by the Holder in order to exercise his or her right to acquire the Reserved Share under the terms of the Option.

          (z)     "Performance Award" shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 17.

          (aa)   "Performance Measures" shall mean one or more of the following: (i) Share price (ii) earnings per Share, (iii) return on average common equity, (iv) pre-tax income, (iv) pre-tax operating income, (v) net revenue, (vi) net income, (vii) profits before taxes, (viii) Fair Market Value per Share, (ix) net asset value, (x) net asset value per Share, (xi) operating cost reductions, or (xii) such other similar measures as the Committee may select, and provided that such measures may be made before or after adjustments as determined by the Committee at the time of the grant of the Award and designated in writing in the Award, provided, without limitation, that while a

3

  performance standard can include remaining in the employ of the Company for a period of time, it shall not be based on merely remaining in the employ of the Company for a specified period of time.

          (bb)   "Performance Period" shall mean the period selected by the Committee with respect to which the performance objectives relate or a measured.

          (cc)   "Plan" shall mean this 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.

          (dd)   "Plan Year" shall mean the calendar year.

          (ee)   "Reserved Shares" shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Reserved Shares shall be held in the Company's treasury or shall be made available from the Company's authorized and unissued Shares.

          (ff)    "Restriction(s)" "Restricted" and similar terms shall mean the restrictions applicable to Reserved Shares subject to an Award which constitute "a substantial risk of forfeiture" of such Reserved Shares within the meaning of Section 83(a)(1) of the Code.

          (gg)   "Restricted Period" shall mean the period during which Restricted Shares are subject to Restrictions.

          (hh)  "Restricted Shares" shall mean the Reserved Shares granted to an Eligible Person which are subject to Restrictions; provided, further, that the Committee may, in its sole discretion, determine that the Restrictions which otherwise would have been imposed have been fully satisfied on the Date of Grant by reason of prior service and/or other considerations, and thus provide that such Restricted Shares shall be fully Vested on the Date of Grant.

          (ii)     "Restricted Share Award" shall mean the award of Restricted Shares.

          (jj)    "Restricted Share Distributions" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Company with respect to Restricted Shares during a Restricted Period.

          (kk)   "SAR" shall mean a stock appreciation right as defined in Section 18 hereof.

          (ll)     "Share(s)" shall mean a share or shares of Common Stock.

          (mm) "Shareholders" shall mean persons owning one or more Shares at the time of reference.

          (nn)  "Spread" shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) on the Date of Grant of the Award, and the Fair Market Value of such Share(s) on the later date of reference.

          (oo)   "Separation" shall mean the date on which a Holder ceases to have an employment relationship with the Company for any reason, including death or Disability; and provided, further, without limitation, such employment relationship will cease, in the case of a consultant, upon his or her ceasing to render services to the Company, as determined by the Committee in its sole discretion; provided, however, that a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed 90 days, or, if longer, so long as the Employee's right to redeployment with the Company is guaranteed either by statute or by contract.

          (pp)   "Subsidiary" shall mean, where the Award is an Incentive Stock Option, a "subsidiary corporation", as defined in Section 424(f) of the Code, and where the Award is not an Incentive Stock Option, any entity which would be a "subsidiary corporation" as defined in Section 424(f) of the Code if it were a corporation.

4

          (qq)   "1933 Act" shall mean the Securities Act of 1933, as amended.

          (rr)    "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          (ss)   "Vested" and similar terms shall mean the number of Option Shares which have become nonforfeitable and the portion of an Award on which the Restrictions have lapsed; provided, further, and without limitation, that the lapse of Restrictions based on the attainment of performance objectives may also be a Vesting event to the extent provided in the Award.

          (tt)    "10% Person" shall mean a person who owns directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant of an Incentive Stock Option, stock possessing more than 10% of the total combined voting power of all classes of voting stock (as defined in Section 424 of the Code) of the Company on the Date of Grant.

        3.    Award of Reserved Shares.

        (a)   As of the Effective Date, One Million (1,000,000) Shares shall automatically, and without further action, become Reserved Shares. To the extent any Award shall terminate, expire or be canceled, the Reserved Shares subject to such Award (or with respect to which the Award is measured), shall remain Reserved Shares. Where an Award is settled on a basis other than the issuance of Reserved Shares, the Reserved Shares which measured the amount of such Award settlement shall be canceled and no longer considered Reserved Shares.

        (b)   Notwithstanding any provision in this Plan to the contrary, in order to insure that Performance Awards are performance-based compensation within the meaning of Section 162(m) of the Code, no person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible for a grant during a single calendar year of an Award with respect to, or measured by, more than Seven Hundred Thousand (700,000) Reserved Shares. The limitation under this Section 3(b) shall be construed so as to comply with the requirements of Section 162(m) of the Code.

        4.    Conditions for Grant of Awards.

        (a)   Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

        (b)   In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

        (c)   Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to any Eligible Person.

        (d)   The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, or any right to provide services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

        (e)   The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits (if any) related to their service to the Company, and nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

5

        (f)    The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment or service for the purposes of this Plan or any Award.

        (g)   Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Reserved Shares may provide for the issuance of such Reserved Shares for consideration consisting of cash or cash equivalents, or such other consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

        5.    Grant of Options.

        (a)   The Committee may grant Options to Eligible Persons from time to time, alone, in addition to, or in tandem with, other Awards granted under the Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option, and shall clearly state whether it is (in whole or in part) an Incentive Stock Option or a Non-Qualified Stock Option; provided, further, that failure of an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option will not affect its validity, and the portion which does not qualify as an Incentive Stock Option shall be a Non-Qualified Stock Option.

        (b)   If both Incentive Stock Options and Non-Qualified Stock Options are granted to a Holder, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

        (c)   The aggregate Fair Market Value (determined as of the Date of Grant) of the Reserved Shares with respect to which any Incentive Stock Option is exercisable for the first time by a Holder during any calendar year under the Plan and all such plans of the Company (as defined in Section 424 of the Code) shall not exceed $100,000; provided, further, without limitation, that any portion of an Option designated as an Incentive Stock Option which exceeds such $100,000 limit will, notwithstanding such designation, be a validly granted Non-Qualified Stock Option.

        (d)   The Committee may at any time offer to buy out for a payment in cash, an Option previously granted, based on such terms and conditions as the Committee shall establish and as communicated to the Holder by the Committee at the time that such offer is made.

        6.    Option Price.

        (a)   The Option Price shall be any price determined by the Committee which is not less than one hundred percent (100%) of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a 10% Person the Option Price shall not be less than 110% of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant. The Committee shall determine the Fair Market Value per Share.

        (b)   Unless further limited by the Committee in any Option, the Option Price may be paid in cash, by certified or cashier's check, by wire transfer, by money order, through a Broker Assisted Exercise, with Shares (but with Shares only if expressly permitted by the terms of the Option), or by a combination of the above; provided, however, that the Committee may accept a personal check in full or partial payment. If the Option Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Shares surrendered shall be the Shares' Fair Market Value on the date delivered to the Administrator.

        7.    Exercise of Options.    An Option shall be deemed exercised when (i) the Administrator has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price plus required withholding tax amounts, if any, described in Section 15, of the Reserved Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Company for any Reserved Shares acquired as a result of exercising an Incentive Stock Option and a Non-Qualified Stock Option.

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        8.    Vesting of Award

        (a)   Without limitation, each Award shall Vest in whole or in part, and shall expire, according to the terms of the Award.

        (b)   The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unvested Award shall Vest.

        9.    Termination of Option Period.

        (a)   Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (1)   on the 90th day following Holder's Separation for any reason except death, Disability or for Cause; or

          (2)   immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or

          (3)   on the one hundred-eightieth (180th) day following a Separation by reason of death or Disability;

          (4)   in the case of a 10% Person, on the fifth (5th) anniversary of the Date of Grant; or

          (5)   on the tenth (10th) anniversary of the Date of Grant.

        (b)   Notwithstanding any provision of the Plan to the contrary, in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation (collectively, the "Transaction"), unless otherwise expressly provided (by express reference to this Section 9(b)) in the terms of an Option, after the public announcement of the Transaction, the Committee may, in its sole discretion, deliver a written notice ("Cancellation Notice") to any Holder of an Option, canceling the unexercised Vested portion (including the portion which becomes Vested by reason of acceleration), if any, of such Option, effective on the date specified in the Cancellation Notice ("Cancellation Date"). Notwithstanding the forgoing, the Cancellation Date may not be earlier than the last to occur of (i) the 15th day following delivery of the Cancellation Notice, and (ii) the 60th day prior to the proposed date for the consummation of the Transaction ("Proposed Date"). Without limitation, the Cancellation Notice will provide that, unless the Holder elects in writing to waive, in whole or in part, a Conditional Exercise, the exercise of the Option will be a Conditional Exercise. A "Conditional Exercise" shall mean that in the event the Transaction does not occur within 180 days of the Proposed Date, the exercising Holder shall be refunded any amounts paid to exercise such Holder's Option, such Option will be reissued, and the purported exercise of such Option shall be null and void ab intitio.

        10.    Acceleration.    In the event of a Change in Control, in the sole discretion of the Committee, the Committee may provide that an Award will become fully or partially exercisable, Vested, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 10, such Award shall be "accelerated"), and (ii) thereafter, in the sole discretion of the Committee, the value of some or all Vested Awards may be cashed out on the basis of the Change in Control Price, at any time during the 60-day period immediately preceding any bona fide transaction related to a Change in Control; provided, further, that if a date prior to such occurrence is selected for a cash out, any subsequent increase in the Change in Control Price shall be computed with respect to such Awards which have been cashed out and will be paid to each Holder on the date of such occurrence, or as soon thereafter as reasonably possible.

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        11.    Adjustment of Reserved Shares.

        (a)   If at any time while the Plan is in effect or Awards with respect to Reserved Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split up, combination or exchange of Shares, then and in such event:

            (i)  appropriate adjustment shall be made in the maximum number of Reserved Shares which may be granted under Section 3, and equitably in the Reserved Shares which are then subject to each Award, so that the same proportion of the Company's issued and outstanding Common Stock shall continue to be subject to grant under Section 3, and to such Award, and

           (ii)  in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Reserved Shares, an appropriate equitable adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Reserved Share, so that (i) the aggregate consideration to acquire all of the Reserved Shares subject to the Award remains the same and,

           (ii)  so far as possible, (and without disqualifying an Incentive Stock Option) the relative cost of acquiring each Reserved Share subject to such Award remains the same; and

          (iii)  in addition, shall make appropriate adjustment in the Performance Measures for each Performance Award so as to reasonably insure that the same level of performance will result in the same Vesting and other material rights and benefits under the Performance Award.

        All such determinations shall be made by the Board in its sole discretion.

        (b)   The Committee may change, or may direct the Administrator to change, the terms of Awards outstanding under this Plan when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation § 1.424 1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new Incentive Stock Option is substituted therefor, the Committee, or at the direction of the Committee, the Administrator, may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Reserved Shares subject to the substituted Incentive Stock Option immediately after the substitution or assumption, over the aggregate Option Price of such Reserved Shares at such time, is not more than the excess of the aggregate Fair Market Value of all Reserved Shares subject to the Incentive Stock Option immediately before such substitution or assumption over the aggregate Option Price of such Reserved Shares at such time, and (ii) the substituted Incentive Stock Option, or the assumption of the original Incentive Stock Option does not give the Holder additional benefits which such Holder did not have under the original Incentive Stock Option. Without limiting the generality of any other provisions hereof, including, without limitation, Section 21, except to the minimum extent, if any, required by Section 424(a) of the Code with respect to Incentive Stock Options, no change made under the authority of this Section 11(b) in the terms of an Award shall alter such Award's material provisions in a way that makes such Award less valuable to its Holder.

        (c)   Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Reserved Shares subject to Awards granted under the Plan; provided, further, that such issuance shall require the Committee to make such adjustments as are required under Section 11(a)(iii).

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        (d)   Without limiting the generality of the foregoing, except for making the adjustments required under Section 11(a)(iii), the existence of outstanding Awards with respect to Reserved Shares granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (2) any merger or consolidation of the Company; (3) any issue by the Company of debt securities, or preferred or preference stock which would rank above the Reserved Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

        12.    Transferability of Awards.    Each Award which is an Incentive Stock Option shall not be transferable by the Holder otherwise than (i) by will or the laws of descent and distribution, or (ii) pursuant to a domestic relations order as that term is defined in section 414(p)(1)(B) of the Internal Revenue Code, provided that such order satisfies Section 414(p)(1)(A) of the Internal Revenue Code; and in the case of each other Award, subject to the same transfer restrictions in (i) and (ii) except that, if expressly provided in the Award, it is transferable, in whole or in part, without payment of consideration (i) to members of the Holder's Immediate Family, (ii) to trusts for such Immediate Family members, or (iii) to partnerships whose only partners are such Immediately Family members, or (iv) except as prohibited by Rule 16b-3, to a person or other entity for which the Holder is entitled to a deduction for a "charitable contribution" under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted); provided, further that, except for the right to exercise an Award which is subject to exercise, the Holder retains all of the rights, duties and obligations under the Award (including, without limitation, satisfaction of the Vesting requirements and the payment of withholding.)

        13.    Issuance of Reserved Shares.    No Holder shall be, or have any of the rights or privileges of, the owner of Reserved Shares subject to an Award unless and until certificates representing such Shares shall have been issued and delivered to such Holder or, where Vested Shares are held by the Company to ensure compliance with specific requirements of an Award, to the extent expressly provided in the Award. As a condition of any issuance of Shares, the Administrator may obtain such agreements or undertakings, if any, as the Administrator may deem necessary or advisable to assure compliance with any such law or regulation or Shareholder agreement including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Administrator, necessary or appropriate to comply with the provisions of any securities law deemed by the Administrator to be applicable to the issuance of the Reserved Shares and which are endorsed upon the Share certificates.

        Share certificates issued to the Holder receiving such Reserved Shares who is a party to any Shareholders agreement, voting trust, or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Reserved Shares shall be required to be issued with respect to an Award unless counsel for the Company shall be reasonably satisfied that such issuance will be in compliance with applicable federal or state securities laws.

        In no event shall the Company be required to sell or issue Reserved Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Reserved Shares, the Company may place legends on Reserved Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

        Without limitation, the Company shall use its best efforts to register the Reserved Shares with the Securities and Exchange Commission.

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        14.    Exercise of Discretion and Administration of the Plan.

        (a)   The Plan shall be administered by the Administrator and, except for the powers expressly reserved to the Board and the Committee, the Administrator shall have all of the administrative powers under Plan. Notwithstanding the forgoing, except as provided in Section 13, the Administrator shall only exercise nondiscretionary and purely ministerial authority hereunder.

        (b)   The Administrator, from time to time, may adopt rules and regulations for carrying out the administrative purposes of the Plan. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee (or the Administrator in the exercise of its administrative authority) shall, in all cases, be in its sole discretion, and shall be final and conclusive.

        (c)   Any and all determinations and interpretations of the Committee (and the Administrator solely in the exercise of administrative authority) shall be made either (i) by a majority vote of the members at a meeting duly called, with at least 2 days prior notice, or (ii) without a meeting, by the written approval of all members.

        (d)   No member of the Committee, or the Administrator, shall be liable for any action taken or omitted to be taken by such member or by any other member of the Committee or by the Administrator with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee, and the Administrator, with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such person's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

        (e)   In particular, and without limitation, except for the authority granted to the Administrator under Section 13, the Committee shall have the sole authority, consistent with the terms of the Plan:

            (i)  to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Persons;

           (ii)  to determine the number of Reserved Shares to be covered by each such Award granted hereunder;

          (iii)  to determine the terms and conditions of any Award granted hereunder, and to amend or waive any such terms and conditions except to the extent, if any, expressly prohibited by the Plan;

          (iv)  to determine whether and under what circumstances an Option may be settled in Restricted Shares instead of Reserved Shares;

           (v)  to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan; and

          (vi)  to determine (or to delegate to the Administrator the authority to determine) whether to permit payment of tax withholding requirements in Reserved Shares.

        (f)    Without limitation, Committee, and the Administrator solely with respect to its ministerial duties, shall have the authority to adopt, alter, and repeal any or all of its rules, guidelines, and practices with respect to the Plan, and all questions of interpretation, with respect to the Plan or any Award shall be decided by the Committee or, if purely ministerial, by the Administrator, as the case maybe, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

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        (g)   Without limitation, the Committee in its sole discretion may limit the ministerial authority granted hereunder to the Administrator by notifying the Administrator in writing of such limitation.

        15.    Tax Withholding.    On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of the lapse of a restriction on an Award, the Holder shall be required to pay to the Company, in cash, or in Shares (but in Shares or Reserved Shares only if expressly permitted in the Award, or by written authorization of the Administrator, and then only in the minimum amount required to satisfy the minimum withholding requirements with respect to such Award), the amount (if any) which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes; provided, further, without limitation, that the Committee may require that such payment be made in cash.

        16.    Restricted Share Awards.

        (a)   The Committee may grant Awards of Restricted Shares to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant. The terms and conditions of Restricted Shares shall be specified in the Award. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the Restriction Period and the Restrictions applicable to the particular Award, including whether the holder of the Restricted Shares shall have the right to vote the Restricted Shares and the extent, if any, of Holder's right to receive Restricted Share Distributions. Unless otherwise provided in the Restricted Share Award, upon the expiration of Restrictions, the Restricted Shares shall cease to be Restricted Shares.

        (b)   The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee.

        (c)   Without limitations, the Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

        (d)   During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a holder of unrestricted Shares except those that are expressly excluded under the terms of the Restricted Share Award, and Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated and after such period, for any additional period specified in the Award, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares or for such additional period as may be provided in the Award; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the date of their distribution; and provided, finally, that any material breach of any terms of the Restricted Share Award, as reasonably determined by the Committee, will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

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        17.    Performance Awards.

        (a)   Performance Awards during a Plan Year may be granted to any Eligible Persons.

        (b)   Without limitation, the Committee's grant of Performance Awards may, in its sole discretion, be made in Reserved Shares, or in cash, or in a combination of Reserved Shares and cash, but the cash portion of each such Award granted to each Eligible Person may not exceed $1,000,000 in a Plan Year.

        (c)   The Committee shall select the Performance Measures which will be required to be satisfied during the Performance Period in order to earn the Performance Award. Such Performance Measures, and the duration of any Performance Period, may differ with respect to each Eligible Person, or with respect to separate Performance Awards issued to the same Eligible Person. The selected Performance Measures, the Performance Period(s), and any other conditions to the Company's obligation to pay a Performance Award shall be set forth in each Performance Award on or before the first to occur of (i) the 90th day of the selected Performance Period, (ii) the first date on which more than 25% of the Performance Period has elapsed, and (iii) the first date, if any, on which satisfaction of the Performance Measure(s) is no longer substantially uncertain.

        (d)   Performance Awards may be payable in a single payment or in installments but may not be paid in whole or in part prior to the date on which the Performance Measures are attained, except that such payment may be accelerated upon the death or Disability of the Eligible Person, or as a result of a Change in Control, it being understood that if such acceleration events occur prior to the attainment of the Performance Measures, the Performance Award will not be exempt from Section 162(m) of the Code.

        (e)   The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee, but may be specifically delegated to the Administrator. Without limitation, where an Eligible Person has satisfied the Performance Measures with respect to a Performance Award, if permitted under the terms of such Performance Award, the Committee, in its sole discretion, may reduce the maximum amount payable under such Performance Award.

        18.    Stock Appreciation Rights.

        (a)   The Committee shall have authority to grant (i) an SAR with respect to Reserved Shares, including, without limitation, Reserved Shares covered by any Option ("Related Option"), or a Performance Award ("Related Performance Award"). An SAR granted with respect to a Related Option or Related Performance Award must be granted on the Date of Grant of such Related Option or Related Performance Award.

          (1)   For the purposes of this Section 18, the following definitions shall apply:

              (i)  The term "SAR" shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to the number of Reserved Shares which have a Fair Market Value equal to the SAR Spread payable as described in Section 18(a)(ii).

             (ii)  The term "SAR Spread" shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise, over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Reserved Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Reserved Shares, the Agreed Price which, without limitation, is the Fair Market Value of the Reserved Shares on the Date of Grant, in each case multiplied by (2) the number of Reserved Shares with respect to which such SAR is being exercised; provided, however, without limitation, that with respect to any SAR granted in tandem with an Incentive Stock Option, in no event shall the SAR Spread

12

    exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

        (b)   To exercise the SAR the Holder shall:

            (i)  Give written notice thereof to the Company, specifying the SAR being exercised and the number or Reserved Shares with respect to which such SAR is being exercised, and

           (ii)  If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised and, if applicable, the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

        (c)   As soon as practicable after the exercise of an SAR, the Company shall transfer to the Holder Reserved Shares having a Fair Market Value on the date the SAR is exercised equal to either the SAR Spread; provided, however, without limiting the generality of Section 15, that the Company, in its sole discretion, may withhold from such transferred Reserved Shares any amount necessary to satisfy the Company's minimum obligation for federal and state withholding taxes with respect to such exercise.

        (d)   An SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised.

        (e)   Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

        (f)    An SAR shall be transferable (i) only to the extent, if any, provided in the agreement evidencing the SAR, or (ii) if granted with respect to a Related Option, or Related Performance Award, only to the extent, if any, that such Related Option, or Related Performance Award, is transferable, and under the same conditions.

        (g)   Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine.

        (h)   The Holder shall have no rights as a stockholder with respect to the related Reserved Shares as a result of the grant of an SAR.

        (i)    With respect to a Holder who, on the date of a proposed exercise of an SAR, is an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act or any similar rule which may subsequently be in effect), such proposed exercise may only occur as permitted by Rule 16b-3, including without limitation paragraph (e)(3)(iii) (or any similar rule which may subsequently be in effect promulgated pursuant to Section 16(b) of the 1934 Act).

        19.    Section 83(b) Election.    If as a result of receiving an Award, a Holder receives Restricted Shares, then such Holder may elect under Section 83(b) of the Code to include in his or her gross income, for his or her taxable year in which the Restricted Shares are transferred to such Holder, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount (if any) paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Administrator, (ii) provide the Administrator with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to pay the withholding amounts described in Section 15.

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        20.    Interpretation.

        (a)   If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

        (b)   THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

        (c)   Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

        (d)   Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

        (e)   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        21.    Amendment and Discontinuation of the Plan.    The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that (except to the extent provided in Section 9(b)) no such amendment may, without approval by the Shareholders, (a) increase the number of Reserved Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in Section 9(a)(5), or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the NASDAQ or any other market or exchange on which the Common Stock is traded) would require Shareholder approval or for which Shareholder approval would be required under Section 162(m) of the Code to secure complete deductibility of all compensation paid as a result of Awards; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

        22.    Effective Date and Termination Date.    The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date; provided, further, without limitation, that unless otherwise expressly provided in an Award, the termination of the Plan shall not terminate an Award which is outstanding on such date.

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PROXY
THOMAS GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Earle Steinberg and Wendy Clark, and each of them with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the "Company") to be held on Thursday, June 26, 2008, at the principal executive offices of the Company, located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas at 10:00 A.M., Central time, and any and all adjournments or postponements thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE.
(Change of Address)
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)
Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.
SEE REVERSE SIDE

THOMAS GROUP, INC. PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARKINK ONLY.
1.	Proposal to elect five Directors, Nominees:
01 JOHN T. CHAIN, JR., 02 EDWARD P. EVANS, 03 DORSEY R. GARDNER, 04 DAVID B. MATHIS, 05 MICHAEL E. MCGRATH
	FOR ALL	WITHHELD FOR ALL	WITHHELD FOR ALL EXCEPT
	☐	☐	☐	_____________________________
Nominee(s) Excepted
2.	Proposal to ratify the appointment of Hein & Associates LLP, independent registered public accounting firm, as the Company's independent auditors for the fiscal year 2008.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Proposal to approve, adopt and ratify the 2008 Omnibus Stock and Incentive Plan.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified.
This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Change of Address ☐

SIGNATURE(S)	DATE
SIGNATURE(S)	DATE